UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2005

VIROLOGIC, INC.

(Exact name of registrant as specified in its chapter)

Delaware	000-30369	94-3234479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Oyster Point Blvd. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 635-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2005, ViroLogic, Inc. issued a press release announcing financial results for the fourth quarter and year ended December 31, 2004. A copy of such press release, entitled “ViroLogic Announces Year End 2004 Financial Results,” is furnished herewith as Exhibit 99.1.

Item 3.02. Unregistered Sales of Equity Securities.

On October 19, 2004, we issued 101,328 shares of our common stock to a holder of our outstanding warrants upon such holder’s net exercise of warrants. For this issuance, we relied on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

On February 18, 2005, we issued 958,024 shares of our common stock to a holder of our outstanding warrants upon such holder’s net exercise of warrants. For this issuance, we relied on the exemption provided by Section 4(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViroLogic, Inc. (Registrant)

Date: February 22, 2005	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated February 22, 2005.